                                                                    EXHIBIT 10.1

                              THIRD AMENDMENT TO
                          REVOLVING CREDIT AGREEMENT
                          --------------------------


     THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "Amendment") is made and entered into as of the 1/st/ day of May, 2001 (the "Effective Date"), by and among CROSS TIMBERS OIL COMPANY, a Delaware corporation ("Company"), the Banks that are signatories hereto (collectively, the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent for Banks, BANK OF AMERICA, N.A., as Syndication Agent for Banks, THE CHASE MANHATTAN BANK (as successor by merger to Chase Bank of Texas, N.A.), as Documentation Agent for Banks, and FLEET NATIONAL BANK, as Co-Documentation Agent for Banks.

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, Company, Morgan Guaranty Trust Company of New York, as Administrative Agent for Banks, Bank of America N.A., as Syndication Agent for Banks, The Chase Manhattan Bank (as successor by merger to Chase Bank of Texas, N.A.), as Documentation Agent for Banks, Fleet National Bank, as Co-Documentation Agent for Banks, and Banks have entered into that certain Revolving Credit Agreement dated as of May 12, 2000 (as amended by that certain First Amendment to Revolving Credit Agreement dated as of June 20, 2000 among Company and Banks, as amended by that certain Second Amendment to Revolving Credit Agreement dated as of February 16, 2001 among Company and Banks, as amended hereby and as amended from time to time hereafter, the "Loan Agreement").

     WHEREAS, the parties hereto desire to amend the Loan Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:


                                   ARTICLE I
                          Definitions and References
                          --------------------------

     1.01 Unless otherwise specifically defined herein, each term used herein which is defined in the Loan Agreement as in effect immediately prior to the Effective Date shall have the meaning assigned to such term in the Loan Agreement as so in effect. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Loan Agreement" and each other similar reference contained in the Loan Agreement shall from and after the Effective Date refer to the Loan Agreement as amended hereby.

                                  ARTICLE II
                                  Amendments
                                  ----------

     2.01. Amendment to Article I; Additional Defined Terms.  Effective as of
           ------------------------------------------------
the Effective Date, Article I of the Loan Agreement is amended by including the following defined terms:

           "Consolidated Senior Debt Outstanding" shall mean, at any date, the
            ------------------------------------
     aggregate of (i) the Total Outstandings as of such date and (ii) the aggregate principal amount of and accrued interest that is unpaid as of such date in respect of the Senior Debt."

           "Senior Debt" shall mean any Indebtedness of Company or its
            -----------
     Subsidiaries for borrowed money as evidenced by bonds, indentures, notes, debentures or other instruments and agreements and which Indebtedness shall not be subordinated in right of payment to the Indebtedness arising under this Loan Agreement. Senior Debt shall not include the Indebtedness arising under this Loan Agreement or the Indebtedness permitted in sub-clauses (ii) through (xiii) of Section 9.01 of this Loan Agreement, but shall be subject to sub-clause (xiv) of Section 9.01 and Section 9.24 of this Loan Agreement."

           "Senior Debt Instruments" shall mean the bonds, indentures, notes,
            -----------------------
     debentures or other instruments and agreements, and modifications and amendments thereto, that evidence any of the Senior Debt or pursuant to which any of the Senior Debt is issued."

     2.02. Amendment to Article I; Amendment to Certain Defined Terms.
           ----------------------------------------------------------

     A. Effective as of the Effective Date, the definition of the term "Consolidated Current Assets" is amended by including the following phrase at the conclusion of such definition:

           "and Consolidated Current Assets shall not include the amount of any non-cash items as a result of the application of Financial Accounting Standards Board Statement No. 133 and any subsequent amendments thereto or the fair value of any Hedge Agreement or any non-hedge derivative contract (whether deemed effective or non-effective)."

     B. Effective as of the Effective Date, the definition of the term "Consolidated Current Liabilities" is amended by (i) deleting the word "and" immediately preceding sub-clause (iv) of such definition and (ii) including the following as sub-clause (v) of such definition:

           "and (v) any liabilities as a result of the application of Financial Accounting Standards Board Statement No. 133 and any subsequent amendments thereto or the fair value of any Hedge Agreement or any non-hedge derivative contract (whether deemed effective or non-effective)."

     2.03. Amendment to Section 5.06.  Effective as of the Effective Date,
           -------------------------
Section 5.06 of the Loan Agreement is amended by deleting the phrase "Total Outstandings" wherever such phrase appears in Sections 5.06(a) and (c) and substituting the phrase "Consolidated Senior Debt Outstanding" therefor.

     2.04. Amendment to Section 7.02.  Effective as of the Effective Date,
           -------------------------
Section 7.02(d) of the Loan Agreement is amended by deleting the phrase "Total Outstandings" in the second line of such Section and substituting the phrase "Consolidated Senior Debt Outstanding" therefor.


     2.05. Amendment to Section 8.01.
           -------------------------

     A. Effective as of the Effective Date, Section 8.01(j) of the Loan Agreement is amended by (a) inserting the phrase "or Senior Debt" after the phrase "Subordinated Indebtedness" wherever the phrase "Subordinated Indebtedness" appears in such sub-clause and (b) inserting the phrase "or any Senior Debt Instrument" after the phrase "Additional Sub-Debt" wherever the phrase "Additional Sub-Debt" appears in such sub-clause.

     B. Effective as of the Effective Date, Section 8.01 of the Loan Agreement is amended by (a) designating Section 8.01(o) of the Loan Agreement as Section 8.01(p), (b) inserting the phrase ", Senior Debt" after the phrase "Subordinated Indebtedness" in the third line of former Section 8.01(o) of the Loan Agreement, and (c) inserting the following as Section 8.01(o) of the Loan Agreement:

               "(o)  Senior Debt.  Promptly upon receipt thereof, Company shall
                     ------------
           provide Banks with a true and correct copy of the Senior Debt Instruments evidencing any of the Senior Debt and any prospectus and registration statements filed with any securities exchange for any Senior Debt that becomes publicly traded."

     2.06. Amendment to Section 8.05.  Effective as of the Effective Date,
           -------------------------
Section 8.05 of the Loan Agreement is amended by (a) inserting the phrase "or any Senior Debt Instrument" after the phrase "Additional Sub-Debt" in the sixth line of such Section and (b) inserting the phrase "or Senior Debt" after the phrase "Subordinated Indebtedness" in the eighth line of such Section.

     2.07.  Amendment to Section 8.07.  Effective as of the Effective Date,
            -------------------------
Section 8.07 of the Loan Agreement is amended by inserting the phrase "and any Senior Debt Instrument" after the phrase "Additional Sub-Debt" in the last line of such Section.

     2.08.  Amendment to Section 8.24.  Effective as of the Effective Date,
            --------------------------
Section 8.24 of the Loan Agreement is amended by (a) inserting the phrase "and Senior Debt" after the phrase "Additional Sub-Debt" wherever the phrase "Additional Sub-Debt" appears in such Section 8.24, including the heading of such Section, (b) deleting the phrase "Total Outstandings" in the third line of
Section 8.24(b) and substituting the phrase "Consolidated Senior Debt Outstanding" therefor and (c) inserting "(i)" between the words "discretion" and "to" in the second line of Section 8.24(c) and inserting the following phrase at the conclusion of Section 8.24(c) immediately preceding the word "and":

     "and/or (ii) in the case of any public offering of Company's Capital Stock, to prepay or redeem any Senior Debt to the extent that such prepayment or redemption is permitted under Section 9.23 hereof;"

     2.09.  Amendment to Section 9.01. Effective as of the Effective Date,
            -------------------------
Section 9.01 of the Loan Agreement is amended by (a) deleting the word "and" immediately preceding sub-clause (xiii) of Section 9.01 and (b) inserting the following as sub-clause (xiv) of Section 9.01:

            "and (xiv) Senior Debt, provided, however, that (a) none of the
                                    --------  -------
     Senior Debt shall provide for a final maturity date or require a payment of principal to be made thereon on or prior to the Maturity Date, except for such prepayments and redemptions permitted under Section 9.23 hereof, (b) none of the Senior Debt shall be secured by any Lien against any of the Mineral Properties or any other assets or properties of Company or any of its Subsidiaries that are or may be secured by a Lien in favor of Banks pursuant to the terms of this Loan Agreement and (c) the principal amount of the Senior Debt shall not cause the Consolidated Senior Debt Outstanding to exceed the Borrowing Base then in effect."

     2.10.  Amendment to Section 9.05. Effective as of the Effective Date,
            -------------------------
Section 9.05 of the Loan Agreement is amended by inserting the following sentence at the conclusion of such Section:

     "Company shall not, and will not permit any of the Subsidiaries to, consent to or permit any alterations, amendments or modifications to any Senior Debt Instrument without the prior written consent of Majority Banks, except for such alterations, amendments or modifications to any Senior Debt Instrument that (i) are required to correct typographical errors or for clarification purposes or (ii) are, as determined by Agents, neutral, more favorable to or not adverse to Banks."

     2.11.  Amendment to Section 9.21. Effective as of the Effective Date,
            -------------------------
Section 9.21 of the Loan Agreement is amended by deleting the phrase "unless Agents and Majority Banks approve the form of trust indenture therefor (and Banks shall use reasonable efforts to provide such approval within fifteen (15) Business Days after receipt of such trust indenture if Agents determine and advise Banks that the indenture is substantially similar to the trust indenture for the Hugoton Royalty Trust)" in sub-clause (iii) of Section 9.21 and substituting the following phrase therefor:

     "unless Agents approve the form of trust indenture therefor (and Agents shall provide such approval within two (2) Business Days after receipt of such trust indenture if Agents determine that the indenture is substantially similar to the trust indenture for the Hugoton Royalty Trust)"

     2.12.  Amendment to Section 9.22.  Effective as of the Effective Date,
            --------------------------
Section 9.22 of the Loan Agreement is amended by deleting the phrase "is approved by Agents and Majority Banks (and Banks shall use reasonable efforts to provide such approval within fifteen (15) Business Days after receipt of such trust indenture if Agents determine and advise Banks that the indenture agreement is substantially similar to the April 1997 Indenture or the October 1997 Indenture)" in sub-clause (v) of Section 9.22 and substituting the following phrase therefor:

     "is approved by Agents (and Agents shall provide such approval within two
     (2) Business Days after receipt of such trust indenture if Agents determine that the indenture agreement is substantially similar to the April 1997 Indenture or the October 1997 Indenture)"

     2.13.  Inclusion of New Sections 9.23 and 9.24.  Effective as of the
            ---------------------------------------
Effective Date, Section 9.23 of the Loan Agreement is designated as Section 9.25 of the Loan Agreement and the following are inserted immediately prior to such
Section 9.25 as Sections 9.23 and 9.24 of the Loan Agreement:

            "9.23.  Prepayment or Redemption of Senior Debt.  Without the prior
                    ---------------------------------------
     written consent of Majority Banks, Company shall not, and will not permit any Subsidiary to, prepay (in whole or in part) any principal due on the Senior Debt or redeem (in whole or in part) the Senior Debt or exercise Company's rights of defeasance, if any, as may be set forth in any Senior Debt Instrument. Notwithstanding the foregoing, provided that no Event of Default exists or will occur on the account of such prepayment or redemption, and no Borrowing Base Deficiency exists, without the prior consent of Majority Banks, Company may use proceeds derived from the public offering of any of its Capital Stock, other equity securities of Company or trust equity securities of Company to prepay or redeem up to that portion of the Senior Debt issued under any Senior Debt Instrument that is permitted to be prepaid or redeemed under such Senior Debt Instrument, provided that Agents shall determine that the portion of the Senior Debt that is permitted to be prepaid or redeemed under such Senior

     Debt Instrument is substantially equal to that portion of outstanding Senior Debt that is permitted to be prepaid or redeemed under Senior Debt Instruments evidencing publicly traded Senior Debt recently incurred by other Persons with bond ratings (as established by a nationally recognized rating agency) that are then comparable to Company's bond ratings).

          9.24.  Senior Debt.  Company may not incur any Indebtedness in
                 -----------
     connection with any Senior Debt unless (i) the terms of the Indebtedness incurred in connection with Senior Debt are permitted under Section 9.01(xiv) hereof, (ii) the Senior Debt Instrument evidencing the Senior Debt is approved by Agents (and Agents shall provide such approval or disapproval (as applicable) within two (2) Business Days after receipt of such Senior Debt Instrument, and (iii) Agents shall determine that the Senior Debt Instrument contains terms, conditions and provisions substantially similar to the terms, conditions and provisions of Senior Debt Instruments evidencing publicly traded Senior Debt recently incurred by other Persons with bond ratings (as established by a nationally recognized rating agency) that are then comparable to Company's bond ratings). Further, Company shall not incur any Indebtedness in connection with any Senior Debt if (a) an Event of Default exists hereunder or, with the lapse of time and the giving of notice or both, an Event of Default would exist hereunder, (b) incurring such Indebtedness would cause an Event of Default hereunder, or (c) a Borrowing Base Deficiency exists hereunder."

     2.14.  Amendment to Section 10.01. Effective as of the Effective Date,
            --------------------------
Section 10.01 is amended by (a) deleting the word "or' at the conclusion of sub-clause (p) of Section 10.01, (b) replacing the period (.) at the conclusion of sub-clause (q) of Section 10.01 with a semicolon (;) and (c) inserting the following as sub-clauses (r), (s) and (t) of Section 10.01:

     "(r) an event of default shall exist under the terms of any Senior Debt Instrument;

     (s)   any holder of any of the Senior Debt shall do any of the following:
     (i) accelerate the maturity of any of the Senior Debt, (ii) pursue or exercise any remedies provided for in any Senior Debt Instrument, (iii) sue for or collect any amount due on any of the Senior Debt or (iv) file a petition or complaint against Company seeking bankruptcy or reorganization of Company or the appointment of a receiver, custodian, trustee, intervenor or liquidator of Company; or

     (t) without the prior written consent of Majority Banks, Company or any Subsidiary shall prepay (in whole or in part) any of the Senior Debt or redeem (in whole or in part) any of the Senior Debt or Company or any Subsidiary shall exercise its rights of defeasance, if any, as set forth in any

     Senior Debt Instrument, unless such prepayment, redemption or exercise of rights of defeasance is permitted according to Section 9.23 hereof."


                                  ARTICLE III
                        Borrowing Base Redetermination.
                        -------------------------------

     3.01  Borrowing Base Redetermination. Pursuant to Section 5.03 of the Loan
           ------------------------------
Agreement, effective as of June 30, 2001, and until redetermined pursuant to
Section 5.03, 5.04 or 5.05 of the Loan Agreement, the Borrowing Base is $1,230,000,000; provided, however, that if any Borrowing Base adjustments are made pursuant to Sections 5.04 or 5.05 of the Loan Agreement between the Effective Date and June 30, 2001, then the Borrowing Base as redetermined as of June 30, 2001 shall be adjusted accordingly (and Company's Borrowing Base Certificate submitted for each such adjustment shall set forth the proposed Borrowing Base prior to and effective as of June 30, 2001).


                                  ARTICLE IV
                              Condition Precedent
                              -------------------

     4.01. Counterparts; Conditions to Effectiveness. This instrument shall
           -----------------------------------------
become effective (and the Loan Agreement shall be amended with the amendments referred to herein) as of the Effective Date when Administrative Agent shall have received a duly executed counterpart hereof signed by Company and Majority Banks (or, in the case of any Bank included within Majority Banks as to which an executed counterpart shall not have been received, Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Bank).

     4.02. Amendment Fee. Upon Administrative Agent's receipt of duly executed
           -------------
counterparts hereof signed by Company and Majority Banks, Company shall pay to Administrative Agent a fee in the amount $5,000 for each Bank that has executed a counterpart of this Amendment and delivered such counterpart of this Amendment to Administrative Bank on or before May 1, 2001. Administrative Agent shall distribute such fee to such Banks who have executed, and delivered to Administrative Bank on or before the prescribed date, its counterpart of this Amendment. The fee payable under this Section 4.02 shall be paid by Company to Administrative Agent within three (3) Business Days after Company's receipt of Administrative Agent's written request or invoice for same.


                                   ARTICLE V
                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     5.01. Ratifications. The terms and provisions set forth herein shall modify
           -------------
and supersede all inconsistent terms and provisions set forth in the Loan Agreement immediately before giving effect hereto and the other Loan Papers, and, except as expressly modified, amended, and superseded herein, the terms and provisions of the Loan Agreement and the other Loan Papers are ratified and confirmed and shall continue in full force and effect. Company and Banks agree that the Loan Agreement, as amended hereby, and the other Loan Papers shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     5.02.  Representations, Warranties and Agreements. Company hereby
            ------------------------------------------
represents and warrants to Banks that (a) the execution, delivery and performance of the Loan Agreement as amended hereby has been authorized by all requisite corporate action on the part of Company and will not violate the Articles/Certificate of Incorporation or Bylaws of Company; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Papers are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; and (d) Company is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Papers, as amended hereby.


                                  ARTICLE VI
                          Ratifications by Guarantors
                          ---------------------------

     6.01.  Ratification by Guarantors. CT Operating, CT Trading and the Gas
            --------------------------
Marketing Subsidiaries (collectively, the "Guarantors") hereby acknowledge and agree to the terms hereof and hereby ratify and reaffirm all of their respective obligations under their unconditional guaranties of the Loan and Obligation (the "Guaranties"). Guarantors also hereby agree that nothing in this Amendment shall adversely affect any right or remedy of Banks under the Guaranties and that the execution and delivery of this Amendment shall in no way change or modify their respective obligations as guarantor under the Guaranties. Although the Guarantors have been informed by Company of the matters set forth in this Amendment and the Guarantors have acknowledged and agreed to the same, the Guarantors understand that Banks have no duty to notify Guarantors or to seek Guarantors' acknowledgment or agreement, and nothing contained herein shall create such a duty as to any transaction hereafter.


                                  ARTICLE VII
                            Miscellaneous Provisions
                            ------------------------

     7.01.  Reference to Loan Agreement. The other Loan Papers, and any and all
            ---------------------------
other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Papers to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     7.02.  Expenses of Agents.  As provided in the Loan Agreement, Company
            ------------------
agrees to pay on demand all reasonable costs and expenses incurred by Agents in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Banks in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Papers, including, without, limitation, the reasonable costs and fees of Agents' legal counsel. Company shall not be responsible for the cost or expense of legal counsel of any other Bank in connection with the preparation, execution and delivery of this Amendment.

     7.03.  Counterparts.  This instrument may be executed in one or more
            ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     7.04.  Headings.  The headings, captions, and arrangements used herein are
            --------
for convenience only and shall not affect the interpretation of this instrument.

     7.05.  Applicable Law.  THE LOAN AGREEMENT AS AMENDED HEREBY AND ALL OTHER
            --------------
LOAN PAPERS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS UNLESS THE LAWS GOVERNING NATIONAL BANKS SHALL HAVE APPLICATION.

     7.06.  Final Agreement.  THE LOAN AGREEMENT AS AMENDED HEREBY AND THE OTHER
            ---------------
LOAN PAPERS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE EFFECTIVE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AS AMENDED HEREBY AND THE OTHER LOAN PAPERS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THE LOAN AGREEMENT OR THE OTHER LOANS PAPERS SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY COMPANY AND EITHER BANKS OR MAJORITY BANKS, AS PROVIDED IN THE LOAN AGREEMENT.

     IN WITNESS WHEREOF, this Amendment has been executed in multiple originals and is effective as of the date first above-written.

                          [SIGNATURE PAGES TO FOLLOW]

                             COMPANY:
                             -------

                             CROSS TIMBERS OIL COMPANY,
                             a Delaware corporation

                             By:   JOHN O'REAR
                                   --------------------------------------------
                                   John O'Rear, Vice President and Treasurer


                             GUARANTORS:
                             ----------

                             CROSS TIMBERS OPERATING COMPANY,
                             a Texas corporation

                             By:   JOHN O'REAR
                                   --------------------------------------------
                                   John O'Rear, Vice President and Treasurer


                             CROSS TIMBERS TRADING COMPANY,
                             a Texas corporation

                             By:   JOHN O'REAR
                                   --------------------------------------------
                                   John O'Rear, Vice President and Treasurer


                             RINGWOOD GATHERING COMPANY,
                             a Delaware corporation

                             By:   LOUIS G. BALDWIN
                                   --------------------------------------------
                                   Louis G. Baldwin, Vice President
                                   and Treasurer


                             CROSS TIMBERS ENERGY SERVICES, INC.,
                             a Texas corporation

                             By:   LOUIS G. BALDWIN
                                   --------------------------------------------
                                   Louis G. Baldwin, Vice President
                                   and Treasurer

                                TIMBERLAND GATHERING & PROCESSING
                                COMPANY, a Texas corporation

                                By:    LOUIS G. BALDWIN
                                       --------------------------------------
                                       Louis G. Baldwin, Vice President
                                       and Treasurer

                                BANKS:
                                -----

                                MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK

                                By:    JOHN G. KOWALCZUK
                                       --------------------------------------
                                       John G. Kowalczuk, Vice President


                                BANK OF AMERICA, N.A.

                                By:    J. SCOTT FOWLER
                                       --------------------------------------
                                       J. Scott Fowler, Managing Director


                                THE CHASE MANHATTAN BANK

                                By:    ROBERT C. MERTENSOTTO
                                       --------------------------------------
                                Name:  Robert C. Mertensotto
                                       --------------------------------------
                                Title: Managing Director
                                       --------------------------------------


                                FLEET NATIONAL BANK

                                By:    JEFFREY H. RATHKAMP
                                       --------------------------------------
                                Name:  Jeffery H. Rathkamp
                                       --------------------------------------
                                Title: Vice President
                                       --------------------------------------

                                ABN-AMRO BANK N.V., HOUSTON AGENCY
                                By:    ABN-AMRO NORTH AMERICA, INC.

                                By:    WILLIAM M. GUILFORD
                                       --------------------------------------
                                Name:  William M. Guilford
                                       --------------------------------------
                                Title: Senior Vice President
                                       --------------------------------------

                                By:    JOHN D. REED
                                       --------------------------------------
                                Name:  John D. Reed
                                       --------------------------------------
                                Title: Assistant Vice President
                                       --------------------------------------

                                  BANK ONE, TEXAS, N.A.

                                  By:    MARK CRANMER
                                         --------------------------------------
                                         W.M. (Mark) Cranmer, Vice President


                                  BNP PARIBAS

                                  By:    A. DAVID DODD
                                         --------------------------------------
                                  Name:  A. David Dodd
                                         --------------------------------------
                                  Title: Vice President
                                         --------------------------------------

                                  By:    LARRY ROBINSON
                                         --------------------------------------
                                  Name:  Larry Robinson
                                         --------------------------------------
                                  Title: Vice President
                                         --------------------------------------



                                  FIRST UNION NATIONAL BANK

                                  By:    ROBERT R. WETTEROFF
                                         --------------------------------------
                                  Name:  Robert R. Wetteroff
                                         --------------------------------------
                                  Title: Senior Vice President
                                         --------------------------------------


                                  BANK OF MONTREAL

                                  By:    J.B. WHITMORE
                                         --------------------------------------
                                  Name:  J.B. Whitmore
                                         --------------------------------------
                                  Title: Director
                                         --------------------------------------


                                  THE BANK OF NEW YORK

                                  By:    RAYMOND J. PALMER
                                         --------------------------------------
                                  Name:  Raymond J. Palmer
                                         --------------------------------------
                                  Title: Vice President
                                         --------------------------------------


                                  THE BANK OF NOVA SCOTIA

                                  By:    F.C.H. ASHBY
                                         --------------------------------------
                                  Name:  F.C.H. Ashby
                                         --------------------------------------
                                  Title: Senior Manager Loan Operations
                                         --------------------------------------

                              BANK OF SCOTLAND

                              By:    JOSEPH FRATUS
                                     -------------------------------------------
                              Name:  Joseph Fratus
                                     -------------------------------------------
                              Title: Vice President
                                     -------------------------------------------


                              COMERICA BANK-TEXAS

                              By:    MICHELE L. JONES
                                     -------------------------------------------
                              Name:  Michele L. Jones
                                     -------------------------------------------
                              Title: Vice President
                                     -------------------------------------------


                              CREDIT LYONNAIS NEW YORK BRANCH

                              By:    PHILIPPE SOUSTRA
                                     -------------------------------------------
                              Name:  Philippe Soustra
                                     -------------------------------------------
                              Title: Executive Vice President
                                     -------------------------------------------


                              FORTIS CAPITAL CORP.
                              (f/k/a MeesPierson Capital Corp.)

                              By:    DEIDRE M. SANBORN
                                     -------------------------------------------
                                     Deidre M. Sanborn, Vice President

                              By:    DARRELL HOLLEY
                                     -------------------------------------------
                                     Darrell Holley, Managing Director


                              Natexis Banques Populaires
                              (f/k/a NATEXIS Banque)

                              By:    DONOVAN C. BROUSSARD
                                     -------------------------------------------
                              Name:  Donovan C. Broussard
                                     -------------------------------------------
                              Title: Vice President
                                     -------------------------------------------

                              By:    RENAUD J. D'HERBES
                                     -------------------------------------------
                              Name:  Renaud J. d'Herbes
                                     -------------------------------------------
                              Title: Senior Vice President and Regional Manager
                                     -------------------------------------------


                              U.S. BANK NATIONAL ASSOCIATION

                              By:    MARK E. THOMPSON
                                     -------------------------------------------
                                     Mark E. Thompson, Vice President

                                  WELLS FARGO BANK (TEXAS), N.A.

                                  By:   CHARLES D. KIRKHAM
                                        ---------------------------------------
                                        Charles D. Kirkham, Vice President


                                  CREDIT AGRICOLE INDOSUEZ

                                  By:    BRIAN D. KNEZEAK
                                         --------------------------------------
                                  Name:  Brian D. Knezeak
                                         --------------------------------------
                                  Title: First Vice President
                                         --------------------------------------

                                  By:    PATRICK COCQUEREL
                                         --------------------------------------
                                  Name:  Patrick Cocquerel
                                         --------------------------------------
                                  Title: FVP, Managing Director
                                         --------------------------------------


                                  INDUSTRIAL BANK OF JAPAN, LIMITED
                                  New York Branch

                                  By:    MICHAEL N. OAKES
                                         --------------------------------------
                                  Name:  Michael N. Oakes
                                         --------------------------------------
                                  Title: Senior Vice President, Houston Office
                                         --------------------------------------


                                  FROST NATIONAL BANK

                                  By:    JOHN S. WARREN
                                         --------------------------------------
                                         John S. Warren, Senior Vice President

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